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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 23, 1997





                        IMC Home Equity Loan Trust 1997-5
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                333-24455-02         Being Applied For
-----------------------------      -----------          ----------------
(State or Other Jurisdiction)      (Commission          (I.R.S. Employer
        of Incorporation)          File Number)        Identification No.)


c/o The Chase Manhattan Bank, as Trustee
   450 West 33rd Street, 15th Floor
          New York, New York                                  10001
        ---------------------                              ----------
        (Address of Principal                              (Zip Code)
          Executive Offices)


        Registrant's telephone number, including area code (212) 946-8600
                                                           --------------


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Loans

        IMC Securities, Inc. registered issuances of up to $3,000,000,000 principal amount of Home Equity Loan Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No 333-24455) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, IMC Home Equity Loan Trust 1997-5 (the "Registrant" or the "Trust") issued $975,000,000 in aggregate principal amount of its Home Equity Loan Pass-Through Certificates, Series 1997-5 (the "Certificates"), on September 23, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

        The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of September 1, 1997, among IMC Securities, Inc. (The "Depositor"), IMC Mortgage Company, as seller and servicer (the "Servicer") and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee"). The Certificates consist of the following classes: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 Class A-10 and Class A-11IO (the "Class A Certificates"), Class M-1 and Class M-2 (the "Mezzanine Certificates"), Class B (the "Class B Certificates", and collectively with the Class A Certificates and the Mezzanine Certificates, the "Offered Certificates") and Class R Certificates (the "Class R Certificates" and, together with the Offered Certificates, the "Certificates"). Only the Offered Certificates were offered pursuant to the Registration Statement. The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

        The assets of the Trust initially include a pool of closed-end home equity loans (the "Home Equity Loans") secured by mortgage or deeds of trust primarily on one-to four family residential properties. Interest distributions on the Offered Certificates are based on the Certificate Principal Balance thereof and the applicable Pass-Through Rate thereof. The Pass-Through Rates for the Offered Certificates are as follows: Class A-1, 6.51%; Class A-2, an adjustable rate as described in the Pooling and Servicing Agreement; Class A-3, 6.54%; Class A-4, 6.53%; Class A-5, 6.61%; Class A-6, 6.83%; Class A-7, 6.90%;
Class A-8, 7.14%; Class A-9, 7.31%; Class A-10, 6.88%; Class A-11IO, 8.50%;
Class M-1, 7.08%, Class M-2, 7.31%; and Class B, 7.59%. The Offered Certificates have initial aggregate principal amounts as follows: Class A-1, $107,250,000; Class A-2, $141,300,000; Class A-3, $105,200,000; Class A-4, $122,500,000; Class
A-5, $119,910,000; Class A-6, $22,480,000; Class A-7, $72,990,000,000; Class
A-8, $42,410,000; Class A-9, $41,085,000; Class A-10, $68,250,000; Class A-11IO
$68,250,000 (notional principal amount); Class M-1, $39,000,000; Class M-2, $53,625,000; and Class B, $39,000,000.

        As of the Closing Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated June 6, 1997 and the Prospectus Supplement dated September 15, 1997 filed pursuant to Rule 424(b)(5) of the Act on September 19, 1997.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Not applicable

(b)     Not applicable

(c)     Exhibits:

               1.1 Underwriting Agreement dated as of September 15, 1997, among IMC Securities, Inc., IMC Mortgage Company, Bear, Stearns & Co. Inc., acting on its own behalf and as representative of PaineWebber Incorporated and Morgan Stanley & Co. Incorporated.

               4.1 Pooling and Servicing Agreement dated as of September 1, 1997, among IMC Securities, Inc. as Depositor, IMC Mortgage Company, as Seller and Servicer, and The Chase Manhattan Bank, as Trustee.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            IMC HOME EQUITY LOAN TRUST 1997-5

                            By:  IMC SECURITIES, INC., as Depositor

                            By:  /s/ Thomas Middleton
                                 -------------------------------------------
                                 Name: Thomas Middleton
                                 Title: President and Chief Operating Officer

October 7, 1997


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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION                                                    PAGE NO.
    1.1          Underwriting Agreement dated as of September 15, 1997, among
                 IMC Securities, Inc, IMC Mortgage Company, Bear, Stearns &
                 Co. Inc., acting on its own behalf and as representative of
                 PaineWebber Incorporated and Morgan Stanley & Co.
                 Incorporated.

    4.1          Pooling and Servicing Agreement dated as of September 1,
                 1997, among IMC Securities, Inc. as Depositor, IMC Mortgage
                 Company, as Seller and Servicer, and The Chase Manhattan
                 Bank, as Trustee.